Pensions and post-retirement benefits	12 Months Ended
Dec. 31, 2021
Disclosure of defined benefit plans [abstract]
Pension and post-retirement benefits	Pensions and post-retirement benefits
Accounting for pensions and post-retirement benefits
The Barclays Bank Group operates a number of pension schemes and post-employment benefit schemes.
Defined contribution schemes – the Barclays Bank Group recognises contributions due in respect of the accounting period in the income statement. Any contributions unpaid at the balance sheet date are included as a liability.
Defined benefit schemes – the Barclays Bank Group recognises its obligations to members of each scheme at the period end, less the fair value of the scheme assets after applying the asset ceiling test.
Each scheme’s obligations are calculated using the projected unit credit method. Scheme assets are stated at fair value as at the period end.
Changes in pension scheme liabilities or assets (remeasurements) that do not arise from regular pension cost, net interest on net defined benefit liabilities or assets, past service costs, settlements or contributions to the scheme, are recognised in other comprehensive income. Remeasurements comprise experience adjustments (differences between previous actuarial assumptions and what has actually occurred), the effects of changes in actuarial assumptions, return on scheme assets (excluding amounts included in the interest on the assets) and any changes in the effect of the asset ceiling restriction (excluding amounts included in the interest on the restriction).
Post-employment benefit schemes – the cost of providing healthcare benefits to retired employees is accrued as a liability in the financial statements over the period that the employees provide services to the Barclays Bank Group, using a methodology similar to that for defined benefit pension schemes.
Pension schemes
UK Retirement Fund (UKRF)
The UKRF is the Barclays Bank Group’s main scheme, representing 97% of the Barclays Bank Group’s total retirement benefit obligations. Barclays Bank PLC is the principal employer of the UKRF. The UKRF was closed to new entrants on 1 October 2012, and comprises 10 sections, the two most significant of which are:
▪Afterwork, which comprises a contributory cash balance defined benefit element, and a voluntary defined contribution element. The cash balance element is accrued each year and revalued until Normal Retirement Age in line with the increase in Retail Price Index (RPI) (up to a maximum of 5% p.a.). An increase of up to 2% a year may also be added at Barclays Bank PLC’s discretion. The costs of ill-health retirements and death in service benefits for Afterwork members are borne by the UKRF. The main risks that the Barclays Bank Group runs in relation to Afterwork are limited although additional contributions are required if pre-retirement investment returns are not sufficient to provide for the benefits.
▪The 1964 Pension Scheme. Most employees recruited before July 1997 built up benefits in this non-contributory defined benefit scheme in respect of service up to 31 March 2010. Pensions were calculated by reference to service and pensionable salary. From 1 April 2010, members became eligible to accrue future service benefits in either Afterwork or the Pension Investment Plan (PIP), a historic defined contribution section which is now closed to future contributions. The risks that the Barclays Bank Group runs in relation to the 1964 section are typical of final salary pension schemes, principally that investment returns fall short of expectations, that inflation exceeds expectations, and that retirees live longer than expected.
Barclays Pension Savings Plan (BPSP)
The BPSP is a defined contribution scheme providing benefits for all new UK hires from 1 October 2012. BPSP is not subject to the same investment return, inflation or life expectancy risks for the Barclays Bank Group that defined benefit schemes are. Members’ benefits reflect contributions paid and the level of investment returns achieved.
Other
Apart from the UKRF and the BPSP, the Barclays Bank Group operates a number of smaller pension and long-term employee benefits and post-retirement health care plans globally, the largest of which are the US defined benefit and defined contribution schemes. Many of the schemes are funded, with assets backing the obligations held in separate legal vehicles such as trusts. Others are operated on an unfunded basis. The benefits provided, the approach to funding, and the legal basis of the schemes, reflect local environments.
Governance
The UKRF operates under trust law and is managed and administered on behalf of the members in accordance with the terms of the Trust Deed and Rules and all relevant legislation. The Corporate Trustee is Barclays Pension Funds Trustees Limited, a private limited company and a wholly owned subsidiary of Barclays Bank PLC. The Trustee is the legal owner of the assets of the UKRF which are held separately from the assets of the Barclays Bank Group.
The Trustee Board comprises six Management Directors selected by Barclays Bank PLC, of whom three are independent Directors with no relationship with the Barclays Bank Group (and who are not members of the UKRF), plus three Member Nominated Directors selected from eligible active members of the UKRF, deferred members or pensioner members who apply for the role.
The BPSP is a Group Personal Pension arrangement which operates as a collection of personal pension plans. Each personal pension plan is a direct contract between the employee and the BPSP provider (Legal & General Assurance Society Limited), and is regulated by the FCA.
Similar principles of pension governance apply to the Barclays Bank Group’s other pension schemes, depending on local legislation.
Amounts recognised
The following tables include amounts recognised in the income statement and an analysis of benefit obligations and scheme assets for all Barclays Bank Group defined benefit schemes. The net position is reconciled to the assets and liabilities recognised on the balance sheet. The tables include funded and unfunded post-retirement benefits.

Income statement charge
	2021	2020
	£m	£m
Current service cost	58	53
Net finance cost	(26)	(40)
Past service cost	—	(4)
Other movements	2	—
Total	34	9
The Barclays Bank PLC is the principal employer of the UKRF and hence Scheme Assets and Defined Benefit Obligations relating to the UKRF are recognised within the Barclays Bank Group. Barclays Bank UK PLC and Barclays Execution Services Limited are participating employers in the UKRF and their share of the UKRF service cost is borne by them. Of the £240m current service cost in the table on the next page, £90m relates to Barclays Bank UK PLC and £92m relates to Barclays Execution Services Limited. While the entire current service cost is accounted for in the Barclays Bank Group on balance sheet, the income statement charge is accounted for across all the participating employers.

Balance sheet reconciliation
	2021		2020
	Barclays Bank Group Total	Of which relates to UKRF	Barclays Bank Group Total	Of which relates to UKRF
	£m	£m	£m	£m
Benefit obligation at beginning of the year	(33,131)	(32,108)	(30,298)	(29,304)
Current service cost	(240)	(225)	(232)	(217)
Interest costs on scheme liabilities	(422)	(405)	(573)	(549)
Past service cost	—	—	4	—
Remeasurement gain/(loss) - financial	849	820	(3,439)	(3,358)
Remeasurement gain/(loss) - demographic	53	50	(281)	(286)
Remeasurement gain/(loss) - experience	(249)	(259)	243	237
Employee contributions	(4)	—	(5)	(1)
Benefits paid	1,309	1,268	1,406	1,370
Exchange and other movements	1	—	44	—
Benefit obligation at end of the year	(31,834)	(30,859)	(33,131)	(32,108)
Fair value of scheme assets at beginning of the year	34,713	33,915	32,093	31,362
Interest income on scheme assets	448	434	613	595
Employer contribution	971	955	265	248
Settlements	—	—	—	—
Remeasurement - return on plan assets greater than discount rate	653	642	3,411	3,328
Employee contributions	4	—	5	1
Benefits paid	(1,309)	(1,268)	(1,406)	(1,370)
Exchange and other movements	(13)	—	(268)	(249)
Fair value of scheme assets at the end of the year	35,467	34,678	34,713	33,915
Net surplus	3,633	3,819	1,582	1,807
Retirement benefit assets	3,879	3,819	1,814	1,807
Retirement benefit liabilities	(246)	—	(232)	—
Net retirement benefit assets	3,633	3,819	1,582	1,807
Included within the Barclays Bank Group’s benefit obligation is £821m (2020: £866m) relating to overseas pensions and £154m (2020: £157m) relating to other post-employment benefits.
As at 31 December 2021, the UKRF’s scheme assets were in surplus versus IAS 19 obligations by £3,819m (2020: £1,807m). The movement for the UKRF during the year is driven by £700m of deficit reduction contributions, higher corporate bond yields and favourable asset returns, partially offset by higher expected long term price inflation.
The weighted average duration of the benefit payments reflected in the defined benefit obligation for the UKRF is 16 years (2020: 17 years). The UKRF expected benefits are projected to be paid out for in excess of 50 years, although 25% of the total benefits are expected to be paid in the next 10 years; 30% in years 11 to 20 and 25% in years 20 to 30. The remainder of the benefits are expected to be paid beyond 30 years.
Of the £1,268m (2020: £1,370m) UKRF benefits paid out, £419m (2020: £520m) related to transfers out of the fund.
Where a scheme’s assets exceed its obligations, an asset is recognised to the extent that it does not exceed the present value of future contribution holidays or refunds of contributions (the asset ceiling). In the case of the UKRF the asset ceiling is not applied as, in certain specified circumstances such as wind-up, the Barclays Bank Group expects to be able to recover any surplus. Similarly, a liability in respect of future minimum funding requirements is not recognised. The UKRF Trustee does not have a substantive right to augment benefits, nor does it have the right to wind up the plan except in the dissolution of Barclays Bank PLC or termination of contributions by Barclays Bank PLC. The application of the asset ceiling to other plans and recognition of additional liabilities in respect of future minimum funding requirements is considered on an individual plan basis.
Critical accounting estimates and judgements
Actuarial valuation of the schemes’ obligations is dependent upon a series of assumptions. Below is a summary of the main financial and demographic assumptions adopted for the UKRF.

Key UKRF financial assumptions	2021	2020
	% p.a.	% p.a.
Discount rate	1.84	1.29
Inflation rate (RPI)	3.56	2.99
The UKRF discount rate assumption for 2021 was based on a standard Willis Towers Watson RATE Link model. The RPI inflation assumption for 2021 was set by reference to the Bank of England’s implied inflation curve. The inflation assumption incorporates a deduction of 20 basis points as an allowance for an inflation risk premium. The methodology used to derive the discount rate and inflation assumptions is consistent with that used at the prior year end.
The UKRF’s post-retirement mortality assumptions are based on a best estimate assumption derived from an analysis in 2019 of the UKRF’s own post-retirement mortality experience and taking account of recent evidence from published mortality surveys. An allowance has been made for future mortality improvements based on the 2020 core projection model published by the Continuous Mortality Investigation Bureau subject to a long-term trend of 1.5% per annum in future improvements. The methodology used is consistent with the prior year ends, except that the 2019 core projection model was used at 2020. The table below shows how the assumed life expectancy at 60, for members of the UKRF, has varied over the past three years.

Assumed life expectancy	2021	2020	2019
Life expectancy at 60 for current pensioners (years)
– Males	27.3	27.2	27.1
– Females	29.6	29.4	29.3
Life expectancy at 60 for future pensioners currently aged 40 (years)
– Males	29.1	29.0	28.9
– Females	31.4	31.2	31.1
The UKRF entered into a £5bn longevity swap in 2020 covering around a quarter of the pensioner liabilities. The swap is part of the UKRF’s investment portfolio and provides income in the event that pensions are paid out for longer than expected. The swap is not included directly within the balance sheet of Barclays PLC as it is an asset of the UKRF. At 31 December 2021, the swap is valued at nil (2020: nil) as experience since the swap was effected has been neutral.
Sensitivity analysis on actuarial assumptions
The sensitivity analysis has been calculated by valuing the UKRF liabilities using the amended assumptions shown in the table below and keeping the remaining assumptions the same as disclosed in the table above, except in the case of the inflation sensitivity where other assumptions that depend on assumed inflation have also been amended correspondingly. The difference between the recalculated liability figure and that stated in the balance sheet reconciliation table above is the figure shown. The selection of these movements to illustrate the sensitivity of the defined benefit obligation to key assumptions should not be interpreted as Barclays Bank Group expressing any specific view of the probability of such movements happening.

Change in key assumptions
	2021	2020

	(Decrease)/Increase in UKRF defined benefit obligation	(Decrease)/Increase in UKRF defined benefit obligation
	£bn	£bn
Discount rate
0.50% p.a. increase	(2.3)	(2.5)
0.25% p.a. increase	(1.2)	(1.3)
0.25% p.a. decrease	1.3	1.4
0.50% p.a. decrease	2.6	2.9
Assumed RPI
0.50% p.a. increase	1.6	1.8
0.25% p.a. increase	0.8	0.9
0.25% p.a. decrease	(0.8)	(0.9)
0.50% p.a. decrease	(1.6)	(1.8)
Life expectancy at 60
One year increase	1.2	1.2
One year decrease	(1.2)	(1.2)
Assets
A long-term investment strategy has been set for the UKRF, with its asset allocation comprising a mixture of equities, bonds, property and other appropriate assets. This recognises that different asset classes are likely to produce different long-term returns and some asset classes may be more volatile than others. The long-term investment strategy ensures, among other aims, that investments are adequately diversified.
The UKRF also employs derivative instruments, where appropriate, to achieve a desired exposure or return, or to match assets more closely to liabilities. The value of assets shown reflects the assets held by the schemes, with any derivative holdings reflected on a fair value basis.
The value of the assets of the schemes and their percentage in relation to total scheme assets were as follows:

Analysis of scheme assets
	Barclays Bank Group Total				Of which relates to UKRF
	Quoted	Unquoted[a]	Value	% of total fair value of scheme assets	Quoted	Unquoted[a]	Value	% of total fair value of scheme assets
	£m	£m	£m	%	£m	£m	£m	%
As at 31 December 2021
Equities	214	1,377	1,591	4.5	86	1,377	1,463	4.2
Private equities	—	2,991	2,991	8.4	0	2,991	2,991	8.6
Bonds - fixed government	2,387	95	2,482	7.0	2,083	95	2,178	6.3
Bonds - index-linked government	13,478	679	14,157	39.9	13,455	679	14,134	40.8
Bonds - corporate and other	6,223	2,854	9,077	25.6	5,986	2,854	8,840	25.5
Property	14	1,490	1,504	4.3	0	1,490	1,490	4.3
Infrastructure	—	1,815	1,815	5.1	0	1,815	1,815	5.2
Cash and liquid assets	189	1,577	1,766	5.0	176	1,577	1,753	5.1
Mixed investment funds	9	—	9	—	—	—	—	—
Other	19	56	75	0.2	—	14	14	—
Fair value of scheme assets	22,533	12,934	35,467	100.0	21,786	12,892	34,678	100.0

As at 31 December 2020
Equities	567	1,498	2,065	5.9	378	1,498	1,876	5.5
Private equities	—	2,233	2,233	6.4	—	2,233	2,233	6.6
Bonds - fixed government	4,205	110	4,315	12.4	3,932	110	4,042	11.9
Bonds - index-linked government	10,706	1,014	11,720	33.8	10,697	1,014	11,711	34.5
Bonds - corporate and other	7,439	1,678	9,117	26.3	7,214	1,678	8,892	26.2
Property	10	1,416	1,426	4.1	—	1,416	1,416	4.2
Infrastructure	—	1,812	1,812	5.2	—	1,812	1,812	5.3
Cash and liquid assets	64	1,830	1,894	5.5	46	1,830	1,876	5.5
Mixed Investment funds	9	—	9	—	—	—	—	—
Other	14	108	122	0.4	—	57	57	0.2
Fair value of scheme assets	23,014	11,699	34,713	100.0	22,267	11,648	33,915	100.0
Notes
aValuations of unquoted assets are provided by the underlying managers or qualified independent valuers. Valuations of complex instruments are based on UKRF custodian valuations. All valuations are determined in accordance with relevant industry guidance.
Included within the fair value of scheme assets were nil (2020: nil) relating to shares in Barclays PLC and nil (2020: nil) relating to bonds issued by Barclays PLC or Barclays Bank PLC. The UKRF invests in pooled investment vehicles which may hold shares or debt issued by Barclays PLC.
The UKRF assets above do not include the Senior Notes asset referred to in the section below on Triennial Valuation, as these are non-transferable instruments and not recognised under IAS19.
Approximately 45% of the UKRF assets are invested in liability-driven investment strategies; primarily UK gilts as well as interest rate and inflation swaps. These swaps are used to better match the assets to its liabilities. The swaps are used to reduce the scheme’s inflation and duration risks against its liabilities.
Triennial Valuation
The latest annual update as at 30 September 2021 showed the funding position had improved to a surplus of £0.6bn from a deficit of £0.9bn shown at 30 September 2020. The improvement was mainly due to £0.7bn of deficit reduction contributions and favourable asset returns, partially offset by higher expected long term price inflation.
The main differences between the funding and accounting assumptions are a different approach to setting the discount rate and a more conservative longevity assumption for funding.
The deficit reduction contributions agreed with the UKRF Trustee as part of the 30 September 2019 triennial valuation recovery plan are shown in the table below.

Deficit reduction contributions under the
30 September 2019 valuation
Year	£m
Cash paid:
2019	500
2020	500
2021	700
Future commitments:
2022	294
2023	286
2024 and beyond	—
During 2019 and 2020 the UKRF subscribed for non-transferrable listed senior fixed rate notes for £1,250m, backed by UK gilts (the Senior Notes). These Senior Notes entitle the UKRF to semi-annual coupon payments for five years, and full repayment in cash in three tranches: £250m in 2023, £750m in 2024, and £250m at final maturity in 2025. The regulatory capital impact, which otherwise would have occurred in 2019 and 2020 from the regular deficit reduction contributions, takes effect in 2023, 2024 and 2025 on maturity of the notes. As the UKRF's investment in these Senior Notes does not qualify as a plan asset under IAS 19, the £1,250m does not appear in the IAS 19 plan assets. The Senior Notes were issued by Heron Issuer Limited (Heron) for £500m and Heron Issuer Number 2 Limited (Heron 2) for £750m, entities consolidated within the Barclays Bank Group under IFRS 10. Heron and Heron 2 acquired a total of £1,250m of gilts from Barclays Bank PLC for cash to support payments on the Senior Notes. There were no further transactions of this type in 2021.
The deficit reduction contributions are in addition to the regular contributions to meet the Barclays Bank Group’s share of the cost of benefits accruing over each year. The next funding valuation of the UKRF is due to be completed in 2023 with an effective date of 30 September 2022.
Other support measures agreed which remain in place
Collateral – The UKRF Trustee and Barclays Bank PLC have entered into an arrangement whereby a collateral pool has been put in place to provide security for the UKRF funding deficit as it increases or decreases over time. The collateral pool is currently made up of government securities, and agreement was made with the Trustee to cover at least 100% of the funding deficit with an overall cap of £9bn. The arrangement provides the UKRF Trustee with dedicated access to the pool of assets in the event of Barclays Bank PLC not paying a deficit reduction contribution to the UKRF or in the event of Barclays Bank PLC’s insolvency. These assets are included within Note 36 Assets pledged, collateral received and assets transferred.
Support from Barclays PLC – In the event of Barclays Bank PLC not paying a deficit reduction contribution payment required by a specified pre-payment date, Barclays PLC has entered into an arrangement whereby it will be required to use, in first priority, dividends received from Barclays Bank UK PLC (if any) to invest the proceeds in Barclays Bank PLC (up to the maximum amount of the deficit reduction contribution unpaid by Barclays Bank PLC). The proceeds of the investment will be used to discharge Barclays Bank PLC’s unpaid deficit reduction contribution.
Participation – As permitted under the Financial Services and Markets Act 2000 (Banking Reform) (Pensions) Regulations 2015, Barclays Bank UK PLC is a participating employer in the UKRF and will remain so during a transitional phase until September 2025 as set out in a deed of participation. Barclays Bank UK PLC will make contributions for the future service of its employees who are currently Afterwork members and, in the event of Barclays Bank PLC’s insolvency during this period, provision has been made to require Barclays Bank UK PLC to become the principal employer of the UKRF. Barclays Bank PLC’s Section 75 debt would be triggered by the insolvency (the debt would be calculated after allowing for the payment to the UKRF of the collateral above).
Defined benefit contributions paid with respect to the UKRF were as follows:

Contributions paid
£m
2021	955
2020	748
2019	1,231
There were nil (2020: nil) Section 75 contributions included within the Barclays Bank Group’s contributions paid as no participating employers left the UKRF in 2021.
The Barclays Bank Group’s expected contribution to the UKRF in respect of defined benefits in 2022 is £352m (2021: £783m). In addition, the expected contributions to UK defined contribution schemes in 2022 is £6m (2021: £9m) to the UKRF and £42m (2021: £47m) to the BPSP.